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American International Group, Inc., and Subsidiaries

Exhibit 99.5

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

    We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 2-45346, No. 2-75875, No. 2-78291, No. 2-91945, No. 33-18073, No. 33-57250, No. 333-48639, No. 333-58095, No. 333-70069, No. 333-83813, No. 333-31346, No. 333-39976, No. 333-45828, No. 333-50198, No. 333-52938, No. 333-68640, No. 333-101640, No. 333-101967, No. 333-108466, No. 333-111737, No. 333-115911 and No. 333-148148 and No. 333-168679) and Form S-3 (No. 333-160645, No. 333-74187, No. 333-106040, No. 333-132561, No. 333-150865 and No. 333-143992) and Form S-4 (No. 333-169849) of American International Group, Inc. of our report dated February 26, 2010 relating to the financial statements, except with respect to our opinion on the consolidated financial statements insofar as it relates to the change in presentation of discontinued operations and segments discussed in Note 1, as to which the date is November 5, 2010, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in this Current Report on Form 8-K.

/s/ PricewaterhouseCoopers LLP
New York, New York
November 5, 2010

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  Exhibit 99.5
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM